UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2012

F.N.B. CORPORATION

(Exact name of registrant as specified in its charter)

Florida	001-31940	25-1255406
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One F.N.B. Boulevard, Hermitage, PA		16148
(Address of Principal Executive Offices)		(Zip Code)

(724) 981-6000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On June 11, 2012, F.N.B. Corporation participated in the Keefe, Bruyette & Woods U.S. Regional Bank Conference in London, England. A copy of the related presentation materials is furnished with this Form 8-K as Exhibit 99.1. This Form 8-K and the Exhibit attached hereto shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, or deemed incorporated by reference in any filing under the Securities Act of 1933, unless specifically identified as being incorporated therein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

99.1	Presentation materials

SIGNATURES

Pursuant to the requirements of the Securities Exchange act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

F.N.B. CORPORATION

By:	/s/ Vincent J. Calabrese, Jr.

Vincent J. Calabrese, Jr.,
Chief Financial Officer

Date: June 11, 2012

EXHIBIT INDEX

Exhibit No.	Description

99.1	Presentation materials